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Exhibit 10.2

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

No.	Date: February , 2004

WARRANT TO PURCHASE COMMON STOCK

of

IMMEDIATEK, INC.

        This certifies that, subject to the terms hereof, in consideration of their investment of Six Hundred Thousand Four Hundred & Sixty Dollars and Thirty Cents ($600,460.30), their day-to-day advice and assistance, and for other value received, Jess S. Morgan & Co., Inc., a California corporation (the "Buyer"), or registered assigns (the "Holder"), is entitled to purchase from Immediatek, Inc., a Nevada corporation (the "Company"), shares of the Common Stock of the Company, $0.001 par value (the "Common Stock"), in the amount set forth in Section 2, upon surrender hereof, at the principal office of the Company referred to below, with a duly executed Notice of Exercise in the form attached, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 3. The number, character and Exercise Price of such shares of Common Stock are described below. The term "Warrant" as used herein shall include this Warrant, and any warrants delivered in substitution or exchange therefor as provided herein.

        1.    Term of Warrant.    Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part, beginning on the date hereof and shall expire on the earlier of (a) March 22nd, 2007 (the "Expiration Date"), or (b) a Liquidity Event or Call Event as described in Section 3 hereof.

        2.    Number of Shares Which May Be Purchased.    This Warrant may be exercised to purchase up to that number of shares of Common Stock equal to the Aggregate Purchase Price divided by the Exercise Price (defined below), as adjusted from time to time pursuant to Section 12 hereof. All purchases hereunder shall be in cash.

        The term "Aggregate Purchase Price" as used herein shall mean the sum of Six Hundred Thousand Four Hundred & Sixty Dollars and Thirty Cents ($600,460.30).

        3.    Exercise Price.    The purchase price per share for the Common Stock purchased under this Warrant (the "Exercise Price") shall be twenty cents ($0.20) per share. If prior to the Expiration Date the Company consolidates or merges into or with another corporation, corporations, entity or other entities (other than a corporation or other entity in which the stockholders of the Company owns (or will own) fifty percent (50%) or more of the voting power on completion of the transaction), or the Company sells all or substantially all of its assets (other than to a corporation or other entity in which the stockholders of the Company own (or will own) fifty percent (50%) or more of the voting power on completion of the transaction) (any such transaction being a "Liquidity Event"), the Company shall have the right to call this Warrant and require Buyer/Holder to exercise the purchase terms stated herein. Upon receipt of a written notice of the occurrence of a Liquidity Event, Buyer/Holder shall have thirty (30) days to exercise this Warrant, in whole or in part, after which time this Warrant shall automatically expire and become null, void and without further effect.

        In addition, Immediatek may require the Buyer/Holder to exercise the purchase terms of this Warrant within thirty (30) days of the Buyer/Holder's receipt of written notice from the Company that all of the following events have occurred (the "Call Event"):

          (a)   The Company secures a definitive software licensing agreement with Wind Up Records or other major independent or major record label with gross revenues equal to or greater than those of Wind Up Records;

          (b)   The Company reaches trailing four quarters gross revenue of One Million Five Hundred Thousand Dollars ($1,500,000) or more; and

          (c)   The Company is profitable (pre-tax) for two consecutive fiscal quarters.

        Buyer/Holder shall have thirty (30) days to exercise this Warrant, in whole or in part, upon receipt of the above described notice of the Call Event after which this Warrant shall automatically expire and become null, void and without further effect.

        4.    Exercise of Warrant.

          (a)   Method of Exercise. The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part, at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and a Notice of Exercise duly completed and executed on behalf of the Holder, at the office of the Company, and upon payment equal to the aggregate Exercise Price of the Common Stock being purchased in cash or by check payable to the Company.

          (b)   Other Matters. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise. In the event that this Warrant is exercised in part, the Company, at its expense, will execute and deliver a new Warrant of like tenor exercisable for the remaining number of shares for which this Warrant may then be exercised.

        5.    No Fractional Shares or Scrip.    No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction contemporaneously with the issuance of the Common Stock.

        6.    Replacement of Warrant.    On receipt of a lost warrant affidavit in form and substance reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

        7.    No Rights as Stockholder.    This Warrant shall not entitle its Holder, as such, to any of the rights of a stockholder of the Company until this Warrant is exercised in the manner provided pursuant to Section 4 hereof.

        8.    Transfer of Warrant.

          (a)   Warrant Register. The Company will maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change his or her address as shown on the Warrant Register by written notice to the

  Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

          (b)   Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without the prior written consent of the Company and compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company). Subject to compliance with the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

          (c)   Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

          (d)   Compliance with Securities Laws.

            (i)    The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account for investment, and that the Holder will not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired for investment, and not with a view toward distribution or resale in violation of applicable securities laws.

            (ii)   All shares of Common Stock issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws):

      THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE LAWS.

        9.    Reservation of Stock.    The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, will take all steps necessary to amend its corporate charter to provide sufficient reserves of shares of Common Stock issuable upon exercise of the Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, liens and charges in respect of the issue thereof.

        10.    Notices.

          (a)   Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed (by first-class mail, postage prepaid) to the Holder of this Warrant.

          (b)   In each such case:

            (i)    the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right, or

            (ii)   of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation, or

            (iii)  of any voluntary dissolution, liquidation or winding-up of the Company,

  then, and in each such case, the Company will mail or cause to be mailed to the Holder or Holders a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified.

          (c)   All such notices, advices and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

        11.    Amendments.    Any term of this Warrant may be amended with the written consent of the Company and all of the Holders of this Warrant.

        12.    Adjustments.    The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

          (a)   Merger, Sale of Assets, etc. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger of consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company's properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, provision shall be made, and such provision shall be binding upon the Holder of this

  Warrant, such that the Holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, merger, consolidation, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per-share consideration payable to the Holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

          (b)   Reclassification If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change, and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

          (c)   Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased in the case of a split or subdivision or proportionately increased in the case of a combination.

          (d)   Adjustments for Dividends in Stock or Other Securities or Property. If while this Warrant, or any portion hereof, remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

          (e)   Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a

  Certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

          (f)    No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

        13.    Miscellaneous.

          (a)   Successors and Assigns. This Warrant and the rights evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the Holder and their respective permitted assigns. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant, and shall be enforceable by any such Holder.

          (b)   Headings. The headings of the Sections of this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

          (c)   Governing Law. This Warrant shall be governed by the laws of the State of Texas, excluding that body of law relating to conflicts of laws.

          (d)   Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when personally delivered or mailed, by registered or certified mail as follows:

if to Buyer:	Jess S. Morgan & Co., Inc. 5750 Wilshire Blvd, Suite 590 Los Angeles, California 90036 Attn.: Gary Levenstein
if to Company:	Immediatek, Inc. 2435 N. Central Expressway, Suite 1600 Richardson, Texas 75080 Attn.: Zach Bair

        Such addresses may be changed from time to time by written notice to the other party.

        IN WITNESS WHEREOF, the Company has executed this Warrant on the date first above written.

IMMEDIATEK, INC.
By:
/s/ ZACH BAIR Zach Bair, CEO

NOTICE OF EXERCISE

        1.     The undersigned hereby elects to purchase                        shares of Common Stock of Immediatek, Inc., pursuant to the provisions of Section 4(a) of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

        2.     In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Common Stock except in compliance with the Securities Act of 1933 or any applicable state securities laws.

        3.     Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in the following name: ______________.

        4.     Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in the following name: ______________.

Dated:

By:

Print Name:

Title:

ASSIGNMENT FORM

        FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:

1.	Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint                  to make such transfer on the books of                        , Inc., maintained for the purpose, with full power of substitution in the premises.

        The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of stock to be issued upon exercise hereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except in compliance with the Securities Act of 1933 or any state securities laws. Further, the Assignee has acknowledge that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: ______________	JESS S. MORGAN & CO., INC.
By:

Print Name:

Title:

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  Exhibit 10.2
WARRANT TO PURCHASE COMMON STOCK of IMMEDIATEK, INC.
NOTICE OF EXERCISE
ASSIGNMENT FORM